Comprehensive Income	12 Months Ended
Dec. 31, 2011
Equity [Abstract]
Comprehensive Income
Comprehensive Income

Accounting principles generally require that recognized revenue, expenses, gains and losses be included in net income. Although certain changes in assets and liabilities, such as unrealized gains and losses on AFS securities, are reported as a separate component of the equity section of the balance sheet, such items, along with net income are components of comprehensive income. The only comprehensive income item, other than net income, that the Company presently has is net unrealized gains on securities available for sale and unrealized losses for noncredit-related losses on debt securities. The federal income tax impact allocated to the net unrealized gains (losses) is presented in the table below. The 2010 and 2009 presentations have been reclassified to conform to the 2011 presentation including grossing up the components of OTTI with no impact on the net impairment loss on investment securities included in net income.  These items had no impact on net income, stockholders' equity and total assets for 2010 and 2009.

	Years Ended December 31,
(in thousands)	2011	2010	2009
Net unrealized holding gains (losses) arising during the year	$14,329	$6,057	$(5,749)
Reclassification adjustment for net realized gains on securities recorded in income	(343)	(2,767)	(1,401)
Reclassification for OTTI credit losses recorded in income	324	962	2,341
Noncredit related OTTI losses on securities not expected to be sold	—	3,942	14,670
Subtotal	14,310	8,194	9,861
Income tax impact	(4,866)	(2,953)	(3,452)
Other comprehensive income, net of tax impact	$9,444	$5,241	$6,409